                                                                      Exhibit 32



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Bluebook International Holding Company (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Josipovich, Principal Accounting Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350 ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Mark A. Josipovich
                                    --------------------------------------
                                    Mark A. Josipovich
                                    Chief Executive Officer and Principal
                                    Accounting Officer
                                    November 18, 2003